UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2016 (August 30, 2016)

Fifth Street Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	1-33901	26-1219283
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

777 West Putnam Avenue, 3rd Floor

Greenwich, CT 06830

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (203) 681-3600

Not Applicable

______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 30, 2016 (the “Effective Date”), the Board of Directors (the “Board”) of Fifth Street Finance Corp. (the “Company”) approved the amendment and restatement of the Company’s Second Amended and Restated Bylaws (the “Second Amended Bylaws”), effective as of the Effective Date (the Second Amended Bylaws, as amended and restated on the Effective Date, the “Third Amended Bylaws”). In addition to certain non-material modifications, the Company amended and restated the following provisions of the Second Amended Bylaws:

•	Article II, Section 2.3 was amended to enable the Company to furnish notice of stockholder meetings by means of electronic transmission in accordance with Section 232 of the General Corporation Law of the State of Delaware (the “DGCL”);

•	Article II, Section 2.7 was amended to broaden the circumstances under which stockholder meetings may be adjourned and to empower the chairman of any such meeting as the only person entitled to so adjourn such meeting;

•	Article II, Sections 2.12 and 2.13 were amended to augment the advance notice provisions of the Second Amended Bylaws by modifying the advance notice period and requiring stockholders to provide additional disclosure, in each case, with respect to such stockholder’s intention to present director nominations or business proposals at stockholder meetings; and

•	Article III, Section 3.2 was amended to clarify that the Board currently has nine members and to increase the maximum size of the Board from nine members to eleven members.

In addition, Article VIII was amended to add a new Section 8.10, which provides that the Delaware Court of Chancery (or an alternative state or federal court located in Delaware under certain circumstances where the Delaware Court of Chancery does not have jurisdiction) will be the exclusive forum for adjudication of certain actions and proceedings brought after the Effective Date. These certain actions and proceedings include derivative actions, actions claiming breach of fiduciary duty, actions involving the DGCL or the Company’s organizational documents and actions involving the internal affairs doctrine.

The foregoing description of the amendments to the Second Amended Bylaws is qualified in its entirety by reference to the complete text of the Third Amended Bylaws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Third Amended and Restated Bylaws of Fifth Street Finance Corp., effective as of August 30, 2016

3.2	Third Amended and Restated Bylaws of Fifth Street Finance Corp., effective as of August 30, 2016, marked to show amendments to the Second Amended Bylaws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 2, 2016	FIFTH STREET FINANCE CORP.

	By:	/s/ Kerry S. Acocella
Name: Kerry S. Acocella
Title: Chief Compliance Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Third Amended and Restated Bylaws of Fifth Street Finance Corp., effective as of August 30, 2016

3.2	Third Amended and Restated Bylaws of Fifth Street Finance Corp., effective as of August 30, 2016, marked to show amendments to the Second Amended Bylaws